As filed with the Securities and Exchange Commission on September 30, 1997.

                                                     File Nos.
                                                      33-44132
                                                      811-6481


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post Effective Amendment No.  11                          (x)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   13                                       (x)

                       FRANKLIN MUNICIPAL SECURITIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404 (Address of
             Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [x] on October 1, 1997 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(i)
  [ ] on (Date) pursuant to paragraph (a)(ii)
  [ ] on (Date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box
  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  DECLARATION PURSUANT TO RULE 24F-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to
  Section 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on July 21, 1997.


                       FRANKLIN MUNICIPAL SECURITIES TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                  PART A: INFORMATION REQUIRED IN PROSPECTUS

N-1A                                 Location in
ITEM NO.    ITEM                     REGISTRATION STATEMENT

1.          Cover Page                    Cover Page

2.          Synopsis                      Expense Summary

3.          Condensed Financial           "Financial Highlights"; "How does the
            Information                   Fund Measure Performance?"

4.          General Description of        "How is the Trust Organized?"; "How
            Registrant                    does the Fund Invest its Assets?";
                                          "What are the Fund's Potential Risks?"

5.          Management of the Fund        "Who Manages the Fund?"


5A.         Management's Discussion of    Contained in Registrant's Annual
            Fund Performance              Report to Shareholders

6.          Capital Stock and Other       "How is the Trust Organized?";
            Securities                    "Services to Help You Manage Your
                                          Account"; "What Distributions Might I
                                          Receive from the Fund?"; "How Taxation
                                          Affects the Fund and its
                                          Shareholders"; "What If I Have
                                          Questions About My Account?"

7.          Purchase of Securities        "How Do I Buy Shares?"; "May I
            Being Offered                 Exchange Shares for Shares of Another
                                          Fund?"; "Transaction Procedures and
                                          Special Requirements"; "Services to
                                          Help You Manage Your Account"; "Who
                                          Manages the Fund?"; "Useful Terms and
                                          Definitions"

8.          Redemption or Repurchase      "May I Exchange Shares for Shares of
                                          Another Fund?"; "How Do I Sell
                                          Shares?"; "Transaction Procedures and
                                          Special Requirements"; "Services to
                                          Help You Manage Your Account"; "Who
                                          Manaages the Fund?"; "Useful Terms and
                                          Definitions"

9.          Pending Legal Proceedings     Not Applicable



                       FRANKLIN MUNICIPAL SECURITIES TRUST
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                         Part B: Information Required in
                       STATEMENT OF ADDITIONAL INFORMATION

10.            Cover Page                   Cover Page

11.            Table of Contents            Table of Contents

12.            General Information and      Not Applicable
               History

13.            Investment Objectives and    "How does the Fund Invest its
               Policies                     Assets?"; "Investment Restrictions"

14.            Management of the Trust      "Officers and Trustees";
                                            "Investment Management and Other
                                            Services"

15.            Control Persons and          "Officers and Trustees";
               Principal Holders of         "Miscellaneous Information"
               Securities

16.            Investment Advisory and      "Investment Management and Other
               Other Services               Services"; "The Fund's Underwriter"

17.            Brokerage Allocation and     "How does the Fund Buy Securities
               Other Practices              for its Portfolio?"

18.            Capital Stock and Other      See Prospectus "How Is the Trust
               Securities                   Organized?"

19.            Purchase, Redemption and     "How Do I Buy, Sell and Exchange
               Pricing of Securities        Shares?"; "How Are Fund Shares
               Being Offered                Valued?"; "Financial Statements"

20.            Tax Status                   "Additional Information on
                                            Distributions and Taxes";

21.            Underwriters                 "The Fund's Underwriter"

22.            Calculation of Performance   "How does the Fund Measure
               Data                         Performance?"

23.            Financial Statements         Financial Statements



Prospectus & Application
Franklin Municipal Securities Trust
INVESTMENT STRATEGY
TAX-FREEINCOME
OCTOBER 1, 1997

Franklin Arkansas Municipal Bond Fund - Class I

Franklin California High Yield Municipal Fund - Class I & Class II

Franklin Hawaii Municipal Bond Fund - Class I

Franklin Tennessee Municipal Bond Fund - Class I

Franklin Washington Municipal Bond Fund - Class I

This prospectus describes the five series of the Franklin Municipal Securities Trust (the "Trust"). Each series may individually or together be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund has a Statement of Additional Information ("SAI"), dated October 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Franklin Municipal Securities Trust

The California High Yield Fund may invest up to 100% of its net assets in non-investment grade bonds. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund. Please see "What are the Fund's Potential Risks?"

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

TABLE OF CONTENTS

About the Fund

Expense Summary                                        2

Financial Highlights                                   3

How does the Fund Invest its Assets?                   7

What are the Fund's Potential Risks?                  12

Who Manages the Fund?                                 16

How does the Fund Measure Performance?                20

How Taxation Affects the Fund and its Shareholders    20

How is the Trust Organized?                           23

About Your Account

How Do I Buy Shares?                                  23

May I Exchange Shares for Shares of Another Fund?     29

How Do I Sell Shares?                                 31

What Distributions Might I Receive from the Fund?     34

Transaction Procedures and Special Requirements       35

Services to Help You Manage Your Account              39

What If I Have Questions About My Account?            42

Glossary

Useful Terms and Definitions                          43

Appendices

Description of Ratings                                45

State Risk Factors                                    46

Franklin Municipal Securities Trust

October 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

ABOUT THE FUND

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended May 31, 1997. The Fund's actual expenses may vary.

                                                     CALIFORNIA    CALIFORNIA
                                                     HIGH YIELD    HIGH YIELD
                                            ARKANSAS    FUND         FUND -       HAWAII     TENNESSEE      WASHINGTON
                                              FUND     CLASS I      CLASS II       FUND         FUND          FUND

A.   Shareholder Transaction Expenses+

     Maximum Sales Charge
     (as a percentage of Offering Price)       4.25%     4.25%        1.99%        4.25%        4.25%      4.25%

     Paid at time of purchase++                4.25%     4.25%        1.00%+++     4.25%        4.25%      4.25%

     Paid at redemption++++                      NONE     NONE        0.99%          NONE        NONE         NONE

B.   Annual Fund Operating Expenses
     (as a percentage of average net assets)

     Management Fees*                          0.63%     0.57%        0.57%        0.63%        0.63%      0.63%

     Rule 12b-1 Fees**                         0.07%     0.09%        0.65%        0.09%        0.08%      0.06%

     Other Expenses                            0.17%     0.09%        0.09%        0.11%        0.13%      0.21%
                                                ----------------------------------------------------------------

     Total Fund Operating Expenses*            0.87%     0.75%        1.31%        0.83%        0.84%      0.90%
                                                ================================================================

C.   Example

     Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                 1 YEAR***    3 YEARS          5 YEARS       10 YEARS
                                  ----------------------------------------------------

     Arkansas Fund                   $51          $69              $89            $145

     California High
     Yield Fund - Class I            $50          $65              $82            $132

     Hawaii Fund                     $51          $68              $87            $141

     Tenessee Fund                   $51          $68              $87            $142

     Washington Fund                 $51          $70              $90            $149

                                  1 YEAR       3 YEARS         5 YEARS        10 YEARS
                                  ----------------------------------------------------

     California High
     Yield Fund - Class II           $33          $51              $81            $166


For the same Class II investment in the California High Yield Fund, you would pay projected expenses of $23 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.
*For the period shown, Advisers had agreed in advance to waive or limit its management fees and make certain payments to reduce the Fund's expenses. With this reduction, management fees and total operating expenses were 0.00% and 0.10% for the Arkansas Fund, 0.16% and 0.34% for Class I shares of the California High Yield Fund, 0.16% and 0.90% for Class II shares of the California High Yield Fund, 0.19% and 0.39% for the Hawaii Fund, 0.19% and 0.40% for the Tennessee Fund, and 0.00% and 0.10% for the Washington Fund.
**These fees may not exceed 0.10% for the Hawaii Fund and 0.15% for Class I shares of the California High Yield Fund and for the remaining Funds. For Class II shares of the California High Yield Fund, these fees may not exceed 0.65%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended May 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


Arkansas Fund

YEAR ENDED MAY 31,                                  1997          1996         1995     19941
---------------------------------------------------------------------------------------------

Per Share Operating Performance

Net Asset Value at Beginning of Period              $10.21      $10.32         $10.06    $10.00
                                                    -------------------------------------------

Net Investment Income                                 .58          .55            .51       .01

Net Realized & Unrealized Gain (Loss) on Securities   .31         (.08)           .19       .05
                                                     ------------------------------------------

Total From Investment Operations                      .89          .47            .70       .06
                                                      ------------------------------------------

Distributions From Net Investment Income             (.59)        (.58)          (.44)        -
                                                     ------------------------------------------

Distributions From Capital Gains                       -            -             -           -

Total Distributions                                  (.59)        (.58)          (.44)        -
                                                     ------------------------------------------

Net Asset Value at End of Period                   $10.51       $10.21          $10.32   $10.06
                                                   ============================================

Total Return+                                        8.90%        4.65%         7.27%      .60%

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period (in 000's)             $13,140       $8,166        $4,134    $2,213

Ratio of Expenses to Average Net Assets++             .10%         .10%          .10%     .03%*

Ratio of Net Investment Income to Average
Net Assets                                           5.71%        5.69%         5.64%    2.00%*

Portfolio Turnover Rate                              6.61%       19.22%        77.63%        -%

CALIFORNIA HIGH YIELD FUND - CLASS I

YEAR ENDED MAY 31,                                    1997         1996        1995      1994     19932
-------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

Net Asset Value at Beginning of Period             $9.81        $9.93          $9.73   $9.97     $10.00

Net Investment Income                                .63          .64            .66     .53        .03

Net Realized & Unrealized Gain (Loss) on Securities  .29         (.10)           .18    (.20)      (.06)

Total From Investment Operations                     .92          .54            .84     .33       (.03)

Distributions From Net Investment Income            (.63)**      (.66)          (.64)   (.56)         -

Distributions From Capital Gains                         -           -             -     .01)         -

Total Distributions                                 (.63)        (.66)       (.64)      (.57)         -

Net Asset Value at End of Period                  $10.10        $9.81       $9.93      $9.73       9.97

Total Return+                                      9.64%         5.55%       9.08%      3.22%     (3.60)%*

RATIOS/SUPPLEMENTAL DATA

Net Assets at End of Period (in 000's)          $213,396       $118,313      $51,102   $31,938    $2,245

Ratio of Expenses to Average Net Assets++           .34%           .35%       .20%      .07%          -%

Ratio of Net Investment Income to
Average Net Assets                                 6.24%          6.49%      6.89%     6.14%       3.85%

Portfolio Turnover Rate                           33.79%         28.02%     57.06%    40.74%       8.89%

CALIFORNIA HIGH YIELD FUND - CLASS II

YEAR ENDED MAY 31,                                   1997         19963
-----------------------------------------------------------------------

Per Share Operating Performance

Net Asset Value at Beginning of Period             $9.82        $9.82
                                                   ------------------

Net Investment Income                                .58          .05

Net Realized & Unrealized Gain (Loss)
on Securities                                        .29            -
                                                     ----------------

Total From Investment Operations                     .87          .05
                                                     ----------------

Distributions From Net Investment Income            (.57)        (.05)

Distribution From Capital Gains                        -            -
                                                  -------------------

Total Distributions                                 (.57)        (.05)
                                                    ---------------

Net Asset Value at End of Period                  $10.12        $9.82
                                                  ===================

Total Return+                                      9.08%          .54%

Ratios/Supplemental Data

Net Assets at End of Period (in 000's)           $10,624          $212

Ratio of Expenses to Average Net Assets++           .90%          .91%*

Ratio of Net Investment Income to Average
Net Assets                                         5.68%         5.73%*

Portfolio Turnover Rate                           33.79%        28.02%

HAWAII FUND

YEAR ENDED MAY 31,                                    1997        1996       1995     1994     1993     19924
-------------------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net Asset Value at Beginning of Period            $10.54       $10.67      $10.36    $10.80   $10.18    $10.00
                                                  ------------------------------------------------------------

Net Investment Income                                .60          .60         .60       .62      .63       .09

Net Realized & Unrealized Gain (Loss)
on Securities                                        .25         (.13)        .31      (.46)     .63       .16
                                                     ---------------------------------------------------------

Total From Investment Operations                     .85          .47         .91       .16     1.26       .25
                                                 -------------------------------------------------------------

Distributions From Net Investment Income            (.60)        (.60)       (.60)     (.60)    (.64)     (.07)

Distributions From Capital Gains                       -          -        -               -       -         -

Total Distributions                                 (.60)        (.60)       (.60)     (.60)    (.64)     (.07)
                                                    -----------------------------------------------------------

Net Asset Value at End of Period                  $10.79       $10.54      $10.67    $10.36   $10.80    $10.18
                                                  ============================================================

Total Return+                                      8.23%         4.49%       9.26%     1.35%   12.77%     8.96%*

Ratios/Supplemental Data

Net Assets at End of Period (in 000's)           $40,003      $38,805      $36,827   $26,904  $18,657   $2,978

Ratio of Expenses to Average Net Assets++           .39%         .35%         .20%      .05%       -%       -%

Ratio of Net Investment Income to Average
Net Assets                                         5.59%        5.63%        6.02%     5.76%    5.95%     4.55%*

Portfolio Turnover Rate                           13.40%       16.01%       22.88%    31.35%   48.70%       -%

TENNESSEE FUND

YEAR ENDED MAY 31,                                  1997         1996         1995     19941
--------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE

Net Asset Value at Beginning of Period            $10.40    $10.53      $10.11       $10.00
                                                  -----------------------------------------

Net Investment Income                                .58       .56         .52          .01

Net Realized & Unrealized Gain (Loss) on
Securities                                           .33      (.09)        .35          .10
                                                     --------------------------------------

Total From Investment Operations                     .91       .47         .87          .11
                                                     -----------------------------------

Distributions From Net Investment Income            (.60)     (.60)       (.45)         -

Distributions From Capital Gains                       -        -            -           -
                                                       -----------------------------------

Total Distributions                                 (.60)     (.60)       (.45)         -
                                                    --------------------------------------

Net Asset Value at End of Period                  $10.71    $10.40      $10.53      $10.11
                                                  =========================================

Total Return+                                       8.95%     4.50%       8.97%       1.10%

Ratios/Supplemental Data

Net Assets at End of Period (in 000's)           $26,708      $13,956       $5,986  $2,224

Ratio of Expenses to Average Net Assets++            .40%      .33%        .10%        .03%*

Ratio of Net Investment Income to Average
Net Assets                                          5.51%     5.67%       6.02%       1.89%*

Portfolio Turnover Rate                            27.60%    27.23%      24.71%       22.64%

WASHINGTON FUND

YEAR ENDED MAY 31,                                  1997         1996     1995        1994     19932
----------------------------------------------------------------------------------------------------

Per Share Operating Performance

Net Asset Value at Beginning of Period             $9.80    $9.90         $9.55       $9.99      $10.00
                                                   ----------------------------------------------------

Net Investment Income                                .58      .56           .56         .51         .03

Net Realized & Unrealized Gain (Loss) on Securities  .29     (.08)          .36        (.46)       (.04)

Total From Investment Operations                     .87      .48           .92         .05        (.01)
                                                     ------------------------------------

Distributions From Net Investment Income            (.58)   (.58)          (.57)       (.47)         -

Distributions From Capital Gains                     -         -              -        (.02)         -
                                                         -----------------------------------------------

Total Distributions                                 (.58)    (.58)         (.57)       (.49)         -
                                                    ----------------------------------------------------

Net Asset Value at End of Period                  $10.09     $9.80        $9.90       $9.55       $9.99
                                                  =====================================================

Total Return+                                       9.04%     4.91%       10.10%       2.88%      (1.20)%*

Ratios/Supplemental Data

Net Assets at End of Period (in 000's)            $8,361    $7,718         $5,741     $4,272      $2,198

Ratio of Expenses to Average Net Assets++            .10%      .10%         .10%        .05%          -%

Ratio of Net Investment Income to Average
Net Assets                                          5.81%     5.81%        6.13%       5.59%       3.44%*

Portfolio Turnover Rate                             7.73%    19.13%       18.46%      39.52%         -%

*Annualized.
**Includes distributions in excess of net investment income in the amount of $.002.
1For the period May 10, 1994 (effective date) to May 31, 1994.
2For the period May 3, 1993 (effective date) to May 31, 1993.
3For the period May 1, 1996 (effective date) to May 31, 1996.
4For the period February 26, 1992 (effective date) to May 31, 1992.
+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value.
++During the periods indicated, Advisers agreed in advance to waive or limit its management fees and to make certain payments to reduce the Fund's expenses. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                        Ratio of Expenses
                                        to Average Net Assets

Arkansas Fund
9941                                        1.20%*
1995                                        1.11
1996                                        1.04
1997                                         .87

California High Yield Fund - Class I
19932                                       1.42%*
1994                                         .87
1995                                         .88
1996                                         .81
1997                                         .75

California High Yield Fund - Class II
19963                                       1.81%*
1997                                        1.31

Hawaii Fund
19924                                       1.57%*
1993                                        1.06
1994                                         .92
1995                                         .87
1996                                         .84
1997                                         .83

Tennessee Fund
19941                                       1.05%*
1995                                         .92
1996                                         .91
1997                                         .84

Washington Fund
19932                                       1.44%*
1994                                         .71
1995                                        1.05
1996                                         .92
1997                                         .90

How does the Fund Invest its Assets?

The Fund's Investment Objective

The investment objective of each Fund, except the California High Yield Fund, is to maximize income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the named state to the extent consistent with prudent investing and the preservation of shareholders' capital. The California High Yield Fund's investment objective is to provide investors with a high level of income exempt from federal and California personal income taxes by investing in lower-rated and unrated municipal securities. As a secondary objective, the California High Yield Fund seeks capital appreciation to the extent possible and consistent with its principal investment objective. The objective is a fundamental policy of each Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objective.

Types of Securities in which the Fund May Invest

The Fund attempts to invest 100% and, as a matter of fundamental policy, invests at least 80% of its net assets in securities that pay interest exempt from regular federal income taxes, but that may be deemed a preference item under the federal alternative minimum tax. It is possible, although not anticipated, that up to 20% of the Fund's net assets could be in securities that pay interest subject to regular federal income tax and up to 100% of the Fund's net assets could be in securities that pay interest subject to the federal alternative minimum tax. As a result, if you are subject to the federal alternative minimum tax, the Fund may not be an appropriate investment for you.

Each Fund, except the California High Yield Fund, also attempts to invest 100% and, as a matter of fundamental policy, invests at least 80% of its net assets in securities that pay interest exempt from the personal income taxes, if any, of its respective state. The California High Yield Fund invests at least 65% of its total assets in securities that pay interest exempt from California personal income tax.

In addition, each Fund invests at least 65% of its total assets in municipal securities issued by or on behalf of its respective state and that state's local governments, municipalities, authorities, agencies and political subdivisions. It is possible, although not anticipated, that up to 35% of the Fund's total assets could be in municipal securities of a state, territory or local government other than its respective state.

Each Fund, except the California High Yield Fund, invests in investment grade securities. Investment grade securities are securities rated in one of the four highest rating categories of a nationally recognized rating service, such as Moody's, S&P or Fitch, and also include unrated securities that Advisers considers comparable in quality to securities that have been rated investment grade. The four highest rating categories are Aaa, Aa, A and Baa for Moody's and AAA, AA, A and BBB for both S&P and Fitch. Although securities rated in the fourth highest rating category are considered investment grade, they are generally more vulnerable to adverse economic conditions than securities rated in the three highest categories and are considered to have some speculative characteristics.

The California High Yield Fund may invest in securities rated in any rating category, including securities rated below investment grade or in unrated securities that Advisers considers comparable in quality to securities that have been rated below investment grade. Higher yields are ordinarily available from securities that are below investment grade, although securities that are below investment grade are generally regarded as predominantly speculative with respect to the issuer's ability to make timely interest and principal payments. The Fund may invest up to 5% of its net assets in defaulted securities if Advisers believes that the issuer may resume making interest payments or other advantageous developments seem likely to occur in the near future.

If the rating services change the rating on a security in the Fund's portfolio, the Fund will consider this change in its evaluation of the security's overall investment merits. A change in a security's rating, however, does not automatically require the Fund to sell the security. For a description of the various rating categories, please see "Appendices Description of Ratings" in this prospectus and the SAI.

When determining whether securities are consistent with the Fund's investment objective and policies, and thereafter when determining an issuer's comparative credit rating, Advisers considers the terms of an offering and various other factors. Advisers may, among other things, (i) interview representatives of the issuer at its offices; (ii) tour and inspect the physical facilities of the issuer to evaluate the issuer and its operations; (iii) analyze the issuer's financial and credit position, including all appropriate ratios; and (iv) compare other similar securities offerings to the issuer's proposed offering.

Under normal market conditions, the Fund invests its assets as described above. For temporary defensive purposes, however, the Fund may invest up to 100% of its total assets in taxable obligations, including (i) municipal securities of a state, territory or local government other than its respective state; (ii) commercial paper rated at least P-1 by Moody's, A-1 by S&P or F-1 by Fitch;
(iii) obligations issued or guaranteed by the full faith and credit of the U.S. government; or (iv) obligations of domestic banks with assets of $1 billion or more. In addition, the California High Yield Fund may invest a larger portion of its assets in investment grade securities if (i) adequate quantities of securities below investment grade are not available; (ii) unusual market conditions exist; or (iii) the difference in yields between higher- and lower-quality securities is so narrow that the higher risk associated with lower-quality securities is not justified by the difference in the yields.

Municipal Securities. Municipal securities are obligations that pay interest exempt from regular federal income tax and that are issued by or on behalf of states, territories or possessions of the U.S., the District of Columbia, or their political subdivisions, agencies or instrumentalities. An opinion as to the tax-exempt status of a municipal security is generally given to the issuer by the issuer's bond counsel when the security is issued. All or a portion of the interest on municipal securities in which the Fund may invest may be subject to the federal alternative minimum tax.

Municipal securities are issued to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal securities are issued to provide funding for privately operated facilities.

The Fund has no restrictions on the maturity of municipal securities in which it may invest. The Fund attempts to invest in municipal securities with maturities that, in Advisers' judgment, will provide a high level of current income and, with respect to each Fund except the California High Yield Fund, are consistent with prudent investing. Advisers will also consider current market conditions when determining the securities it wants to buy and whether to hold securities currently in the Fund's portfolio.

The Fund may invest more than 25% of its assets in municipal securities in particular market segments, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. An economic, business, political or other change that affects one security may also affect other securities in the same market segment, thereby potentially increasing market risk. Examples of changes that may affect certain market segments include proposed legislation affecting the financing of a project, shortages or price increases of needed materials, or declining markets or needs for the projects.

Private Activity Bonds. The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt. Interest on certain private activity bonds, while still tax-exempt for regular income tax reporting, is a preference item in determining if you are subject to the alternative minimum tax, and could subject you to, or increase your liability for, federal and, in some states, state alternative minimum taxes. Corporate shareholders are subject to special rules.

Consistent with its investment objective, the Fund may buy private activity bonds if, in Advisers' opinion, the bonds represent the most attractive investment opportunity then available to the Fund. For the fiscal year ended May 31, 1997, the Fund derived the following percentage of its income from bonds, the interest on which is a preference item subject to the federal alternative minimum tax for certain investors:

Arkansas Fund                                                 18.74%

California High Yield Fund                                    19.17%

Hawaii Fund                                                   39.75%

Tennessee Fund                                                20.43%

Washington Fund                                               23.51%

Floating and Variable Rate Obligations. The Fund may buy floating and variable rate obligations. The interest rates on these obligations are not fixed, but vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in floating or variable rate demand notes ("VRDNs"). VRDNs carry a demand feature that allows the Fund to tender the obligation back to the issuer or a third party before maturity, at par value plus accrued interest, according to the terms of the obligation. Although it is not a put option in the usual sense, the demand feature is sometimes known as a "put." Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Each Fund, except the California High Yield Fund, limits its purchase of floating and variable rate obligations to those that are investment grade.

Municipal Lease Obligations. The Fund may invest in municipal lease obligations, including certificates of participation ("COPs"). Municipal lease obligations are widely used by state and local governments to finance the purchase of property. Under a common lease format, lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities. The property or facilities acquired are then leased to a municipality and the lease payments are used to repay the interest and principal on the obligations issued to buy the property. After all of the lease payments have been made, according to the terms of the lease, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and thus may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

Callable Bonds. The Fund may buy and hold callable municipal bonds. Callable bonds have a provision in their indenture allowing the issuer to redeem the bonds before their maturity dates at a specified price. This price typically reflects a premium over the bonds' original issue price. Callable bonds generally have call protection, that is, a period of time when the bonds may not be called. This period usually lasts for five to ten years. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under these circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of the bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which the bonds were redeemed.

Mello-Roos Bonds. The California High Yield Fund may invest in bonds issued under the California Mello-Roos Community Facilities Act, commonly known as Mello-Roos bonds. Mello-Roos bonds are issued to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community.

Other Investment Policies of the Fund

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell municipal securities on a "when-issued" and "delayed delivery" basis. These are trading practices where payment and delivery of the securities take place at a future date. These transactions are subject to market fluctuations and the risk that the value of a security at delivery may be more or less than its purchase price. Although the Fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. The Fund will not engage in when-issued and delayed delivery transactions for investment leverage purposes.

Borrowing. The Fund may borrow up to 5% of its total assets from banks for temporary or emergency purposes. The Fund may also lend its portfolio securities to qualified securities dealers or other institutional investors, if the loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The Fund, however, currently intends to limit its lending of securities to no more than 5% of its total assets.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

What are the Fund's Potential Risks?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond market as a whole.

Yields on municipal securities vary, depending on a variety of factors. These include the general condition of the financial and municipal securities markets, the size of a particular offering, the credit rating of the issuer and the maturity of the obligation. Generally, municipal securities with longer maturities produce higher current yields than municipal securities with shorter maturities. Prices of longer-term securities, however, typically fluctuate more than those of shorter-term securities due to changes in interest rates, tax laws and other general market conditions. Lower-quality municipal securities also generally produce higher yields than higher-quality municipal securities. Lower-quality securities, however, generally have a higher degree of risk associated with the issuer's ability to make timely principal and interest payments.

High Yield Municipal Securities - California High Yield Fund Only. Because the California High Yield Fund may invest in municipal securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality municipal securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Projects financed by high yield municipal securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying these securities is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, projects financed by lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected revenue forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

The deterioration of an issuer's creditworthiness or a default by an issuer may make it more difficult for the Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. Factors adversely affecting the market value of high yield securities may lower the Fund's Net Asset Value.

The table below shows the percentage of the Fund's assets invested in municipal securities rated in each of the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended May 31, 1997.

                        AVERAGE WEIGHTED
S&P RATING            PERCENTAGE OF ASSETS

AAA                            9.4%

AA                             4.7%

A                             19.0%

BBB*                          50.2%

BB**                          16.7%

*24.6% are unrated and have been included in the BBB rating category.

**16.2% are unrated and have been included in the BB rating category.

Nonappropriation Risk of Municipal Lease Obligations. A feature that distinguishes municipal lease obligations from more traditional forms of municipal debt is the "nonappropriation" clause in the lease. A nonappropriation clause allows the municipality to terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under municipal lease obligations than they do to curtail payments on traditionally funded debt obligations. If the municipality does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the municipality was paying.

While the risk of nonappropriation is inherent to municipal lease obligations, each Fund, except the California High Yield Fund, believes that this risk may be reduced, although not eliminated, by its policy of investing only in investment grade obligations. When assessing the risk of nonappropriation, the rating services and Advisers consider, among other factors, the issuing municipality's credit rating, how essential the leased property is to the municipality, and the term of the lease compared to the useful life of the leased property. While there is no limit as to the amount of assets that the Fund may invest in municipal lease obligations, as of May 31, 1997, the Fund held the following percentage of its net assets in COPs and other municipal lease obligations:

Arkansas Fund                                                  0.00%

California High Yield Fund                                    15.78%

Hawaii Fund                                                    0.00%

Tennessee Fund                                                 0.00%

Washington Fund                                                1.28%

Mello-Roos Bonds - California High Yield Fund Only. Generally, Mello-Roos bonds are unrated and are not considered obligations of a municipality. They are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the developer or other property owners' ability to pay their real estate taxes. This ability could be adversely affected by a declining economy or real estate market within California. While there is no limit as to the amount of assets that the Fund may invest in Mello-Roos bonds, as of May 31, 1997, 11.1% of the Fund's assets were invested in Mello-Roos bonds.

Credit and Market Risk. Credit risk is a function of the ability of an issuer of a municipal security to make timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions that affect the market as a whole.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable.

Non-Diversification Risk. The Fund is a non-diversified series of the Trust. Under the federal securities laws, this means the Fund is not subject to any restrictions on the amount of its assets that it may invest in one or more issuers. An investment in the Fund may involve more risk than an investment in a fund that may not concentrate its investments in one or relatively few issuers. These risks include increased susceptibility to adverse economic or regulatory developments. Please see the SAI for the diversification requirements the Fund intends to meet in order to qualify as a regulated investment company under the Code.

State Risk Factors. Since the Fund primarily invests in municipal securities issued by or on behalf of its respective state and that state's local governments, municipalities, authorities, agencies and political subdivisions, its performance is closely tied to the continuing ability of issuers of municipal securities in its respective state to meet their debt obligations and the economic and political conditions within the state. Before investing you should consider the risks discussed in this prospectus. For more information about the economy of the Fund's respective state and the Fund's potential risks, please see "Appendices - State Risk Factors" at the back of this prospectus and the SAI.

Who Manages the Fund?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $215 billion in assets, including $46 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is:

Thomas Kenny

Senior Vice President of Advisers

Mr. Kenny has been responsible for portfolio recommendations and decisions of all series of the Trust since 1994. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several municipal securities industry-related committees and associations.

Robert Schubert

Vice President of Advisers

Mr. Schubert has been responsible for portfolio recommendations and decisions of the Hawaii and Washington Funds since 1994. He attended Farleigh Dickenson University and has been in the securities industry since 1960. He joined the Franklin Templeton Group in 1989. Before joining the Franklin Templeton Group, he managed the bond department for First Equity Corporation of Florida. He is a member of several securites industy-related associations.

Bernard Schroer

Vice President of Advisers

Mr. Schroer has been responsible for portfolio recommendations and decisions of the California High Yield Fund since its inception. He holds a Bachelor of Arts degree in Finance from Santa Clara University. He has been with the Franklin Templeton Group since 1987. He is a member of several municipal securities industry-related committees and associations.

Sheila Amoroso

Vice President of Advisers

Ms. Amoroso has been responsible for portfolio recommendations and decisions of the Hawaii Fund since 1992 and the Washington Fund since 1993. Ms. Amoroso holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

Stella Wong

Vice President of Advisers

Ms. Wong has been responsible for portfolio recommendations and decisions of the Arkansas Fund since 1994. She holds a Master degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in Business Administration from San Francisco State University. Ms. Wong joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

John Pomeroy

Portfolio Manager of Advisers

Mr. Pomeroy has been responsible for portfolio recommendations and decisions of the Arkansas and Tennessee Funds since 1994. He holds a Bachelor of Science degree in Finance from San Francisco State University. He joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

John Wiley

Portfolio Manager of Advisers

Mr. Wiley has been responsible for portfolio recommendations and decisions of the California High Yield and Tennessee Funds since March 1997. He holds a Master of Business Administration degree in Finance from Saint Mary's College. He earned his Bachelor of Science degree from University of California at Berkeley. Mr. Wiley joined the Franklin Templeton Group in 1989. He is a member of several securities industry-related committees and associations.

Management Fees. During the fiscal year ended May 31, 1997, Advisers had agreed in advance to waive or limit its fees and to make certain payments to reduce expenses. The table below shows the management fees and total operating expenses before any advance waiver and the management fees and total operating expenses paid by the Fund, as a percentage of average monthly net assets. Advisers may end this arrangement at any time upon notice to the Board.

                                  MANAGEMENT                             TOTAL OPERATING
                                 FEES BEFORE              MANAGEMENT     EXPENSES BEFORE            TOTAL OPERATING
                                ADVANCE WAIVER            FEES PAID       ADVANCE WAIVER             EXPENSES PAID


Arkansas Fund                         0.63%                 0.00%               0.87%                     0.10%

California High Yield Fund -
Class I                               0.57                  0.16                0.75                      0.34

California High Yield Fund -
Class II                              0.57                  0.16                1.31                      0.90

Hawaii Fund                           0.63                  0.19                0.83                      0.39

Tennessee Fund                        0.63                  0.19                0.84                      0.40

Washington Fund                       0.63                  0.00                0.90                      0.10

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

The Rule 12b-1 Plans

Each Fund and each class of the California High Yield Fund have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund or class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the California High Yield Fund under its Class I plan may not exceed 0.15% per year of Class I's average daily net assets, although the Fund is currently only reimbursing up to 0.10%. Payments by the Hawaii Fund may not exceed 0.10% per year of the Fund's average daily net assets. Payments by the remaining Funds may not exceed 0.15% per year of their average daily net assets. All distribution expenses over these amounts will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan of the California High Yield Fund, the Fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The California High Yield Fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate. The Fund may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund or class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the yield or distribution rate of the class, assuming one or more tax rates.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

How Taxation Affects the Fund and its Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax for you.

To the extent dividends are derived from taxable income from temporary investments, including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions, from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

From time to time, the Fund may buy a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond, or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount, and such market discount exceeds a de minimis amount. For obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such market discount income will be taxable as ordinary income. In any fiscal year, the Fund may elect not to distribute its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions that are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January will be treated, for tax purposes, as if received by you on December 31 of the calendar year in which they are declared.

The Fund may derive capital gains and losses in connection with sales of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gain will be taxable to you as long-term capital gain, regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

All or a portion of any loss that you realize when you redeem Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to the tax basis that you receive in the purchase of your new shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions is eligible for the corporate dividends-received deduction.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis that is taxable income or interest income that is a tax preference item under the federal alternative minimum tax. If you have not held shares of the Fund for a full calendar year, you may have designated as tax-exempt or as tax preference income a percentage of income that is not equal to the actual amount of tax-exempt or tax preference income earned during the period of your investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to regular federal income tax. You are required to disclose the receipt of tax-exempt interest dividends on your federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by you to buy or carry Fund shares may not be fully deductible for federal income tax purposes. You should consult with your personal tax advisor on the deductibility of this interest.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

State Income Taxes

The exemption of interest on tax-exempt municipal securities for federal income tax purposes does not necessarily result in exemption from the income, corporate or personal property taxes of any state or city when the income is distributed to shareholders of a mutual fund. Generally, individual shareholders of the Fund are afforded tax-exempt treatment at the state level for distributions derived from municipal securities of their state of residence. For some investors, a portion of the income may be subject to state alternative minimum tax.

You should consult your tax advisor to determine the applicability of state or local income or intangible property taxes to your investment in the Fund or to distributions or redemption proceeds received from the Fund.

For more information on income taxes, please see "Appendices - State Tax Treatment" in the SAI.

How is the Trust Organized?

The Fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Delaware business trust on June 15, 1992, and is registered with the SEC. The California High Yield Fund offers two classes of shares: Franklin California High Yield Municipal Fund - Class I and Franklin California High Yield Municipal Fund - Class II. All shares of the California High Yield Fund outstanding before the offering of Class II shares, and all shares of the Arkansas, Hawaii, Tennessee and Washington Funds, are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

Shares of each class of the California High Yield Fund represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of September 2, 1997, Resources owned of record and beneficially more than 25% of the outstanding Class I shares of the Washington Fund.

ABOUT YOUR ACCOUNT

How Do I Buy Shares?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. For the California High Yield Fund, please indicate which class of shares you want to buy. If you do not specify a class, your purchase will be automatically invested in Class I shares. Currently, the Funds do not allow investments by Market Timers.

                                 MINIMUM
                               INVESTMENTS*

To Open Your Account             $100
To Add to Your Account           $ 25

*We may refuse any order to buy shares.

Deciding Which Class to Buy - California High Yield Fund Only

You should consider a number of factors when deciding which class of shares to buy. If you plan to buy $1 million or more in a single payment or you qualify to buy Class I shares without a sales charge, you may not buy Class II shares.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                              TOTAL SALES CHARGE            AMOUNT PAID TO
                                              AS A PERCENTAGE OF            DEALER AS A
AMOUNT OF PURCHASE                            OFFERING   NET AMOUNT         PERCENTAGE OF
AT OFFERING PRICE                              PRICE     INVESTED           OFFERING PRICE

CLASS I

Under $100,000                                  4.25%      4.44%                4.00%

$100,000 but less than $250,000                 3.50%      3.63%                3.25%

$250,000 but less than $500,000                 2.75%      2.83%                2.50%

$500,000 but less than $1,000,000               2.15%      2.20%                2.00%

$1,000,000 or more*                             None       None                 None

CLASS II - California High Yield Fund Only

Under $1,000,000*                               1.00%      1.01%                1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

Sales Charge Reductions and Waivers

If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1 or 2 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges do not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 3:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

 2. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

 3. Redemptions from any Franklin Templeton Fund if you:

    o Originally paid a sales charge on the shares,

    o Reinvest the money within 365 days of the redemption date, and

    o Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The
Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

The Fund's sales charges also do not apply to Class I purchases by:

 4. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 5. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 6. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

 7. Registered Securities Dealers and their affiliates, for their investment accounts only

 8. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

9. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

10. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

11. Accounts managed by the Franklin Templeton Group

12. Certain unit investment trusts and their holders reinvesting distributions from the trusts

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested.

3. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

For breakpoints that may apply and information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD                   STEPS TO FOLLOW

By Mail                  1. Send us written instructions signed by all account
                            owners

                         2. INCLUDE ANY OUTSTANDING SHARE CERTIFICATES FOR THE
                            SHARES YOU WANT TO EXCHANGE

By Phone                 Call Shareholder Services or TeleFACTS(R)

                         IF YOU DO NOT WANT THE ABILITY TO EXCHANGE BY PHONE TO APPLY TO YOUR ACCOUNT, PLEASE LET US KNOW.

THROUGH YOUR DEALER      CALL YOUR INVESTMENT REPRESENTATIVE

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the same class, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Limited Exchanges Between Different Classes of Shares

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

METHOD                   STEPS TO FOLLOW

By Mail 1. Send us written instructions signed by all account owners. If you would like your redemption proceeds wired to a bank account, your instructions should include:

                         o The name, address and telephone number of the bank
                           where you want the proceeds sent

                         o Your bank account number

                         o The Federal Reserve ABA routing number

                         o If you are using a savings and loan or credit union,
                           the name of the corresponding bank and the account number

                         2. Include any outstanding share certificates for the
                            shares you are selling

                         3. Provide a signature guarantee if required

                         4. Corporate, partnership and trust accounts may need
                            to send additional documents. Accounts under court jurisdiction may have other requirements.

By Phone                 Call Shareholder Services.

If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                         Telephone requests will be accepted:

                         o If the request is $50,000 or less. Institutional
                           accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                         o If there are no share certificates issued for the
                           shares you want to sell or you have already returned them to the Fund

                         o Unless the address on your account was changed by
                           phone within the last 15 days

                         If you do not want the ability to redeem by phone to apply to your account, please let us know.

Through Your Dealer      Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Contingent Deferred Sales Charge

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

What Distributions Might I Receive from the Fund?

The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

The Fund declares dividends from its net investment income daily and pays them monthly on or about the 20th day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.

Transaction Procedures and Special Requirements

Share Price

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT          DOCUMENTS REQUIRED

Corporation              Corporate Resolution

Partnership              1. The pages from the partnership agreement that
                            identify the general partners, or

                         2. A certification for a partnership agreement

Trust                    1. The pages from the trust document that identify the
                            trustees, or

                         2. A certification for trust

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Important Information If You Have an Investment Representative

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.

Tax Identification Number

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction - Class I Only

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

Electronic Fund Transfers - Class I Only

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:

                                                     CODE
FUND                                                 NUMBER

Arkansas Fund                                        221

California High Yield Fund
- Class I                                            175

California High Yield Fund
- Class II                                           275

Hawaii Fund                                          173

Tennessee Fund                                       220

Washington Fund                                      176

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you.
Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME             TELEPHONE NO.      (MONDAY THROUGH FRIDAY)

Shareholder Services        1-800/632-2301      5:30 a.m. to 5:00 p.m.

Dealer Services             1-800/524-4040      5:30 a.m. to 5:00 p.m.

Fund Information            1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.

                            (1-800/342-5236)    6:30 a.m. to 2:30 p.m.(Saturday)

Retirement Plan Services    1-800/527-2020      5:30 a.m. to 5:00 p.m.

Institutional Services      1-800/321-8563      6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)      1-800/851-0637      5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

Useful Terms and Definitions

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - The California High Yield Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arkansas, Hawaii, Tennessee and Washington Funds are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Fitch - Fitch Investors Service, Inc.

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDICES

Description of Ratings

Municipal Bond Ratings

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Municipal Note Ratings

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

State Risk Factors

The information provided below is based on information from independent municipal credit reports and other historically reliable information available to the Fund as of the date of this prospectus. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities in the Fund's respective state to meet their debt obligations or the economic or political conditions within the state. The information has not been independently verified by the Fund. For more information about the economy of the Fund's respective state, please see "Appendices State Risk Factors" in the SAI.

Arkansas

Although historically cyclical, Arkansas' economic base has become more diversified. Manufacturing has been the state's largest employment sector, employing approximately 25% of the work force as of April 1997, followed by the trade and services sectors. Poultry processing is Arkansas' biggest industry and, together with the rest of the state's food processing sector, has made significant contributions to the state's overall positive economic performance in recent years. Future economic growth, however, is expected to come mainly from Arkansas' service and trade sectors. While unemployment rates were below the national average in 1996, Arkansas' wage rates and per capita personal income remained among the nation's lowest.

Financially, Arkansas' debt burden has been relatively low, at $100 per capita as of the state's fiscal year ended June 30, 1996. The state's fiscal operations have also been conservative. This has been due primarily to the state's 1973 Revenue Stabilization Law, which does not allow expenditures to exceed revenues in any fiscal year. As a result, at the end of fiscal 1996 Arkansas' general fund balance was $1.5 billion, or 24% of expenditures, with a cash surplus expected for fiscal 1997. Tax cuts scheduled to take effect at the beginning of 1998, however, may decrease revenues by an estimated $90 million during the 1997-1998 fiscal year. The state is expecting overall revenue growth to offset these tax cuts.

California

California's diverse economic base has continued to recover from the recession of the early 1990s, when the state experienced significant job losses and general fund deficits. While the state's financial performance has improved in recent years, its fiscal operations have remained vulnerable. Increased funding for schools, prisons, and social services, and reduced federal aid levels have offset some of the growth in revenues that has resulted from the improving economy. The state's budget approval process, which requires a two-thirds legislative vote, has also hampered the state's financial stability. In the past, California voters have passed amendments to the state's constitution and other measures that have limited the taxing and spending authority of various government entities in California. Future voter initiatives may adversely affect issuers of municipal securities in California.

In recent years, certain issuers of California municipal securities have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. A recurrence of these financial difficulties could adversely affect the market values and marketability of certain California municipal securities, as well as the Net Asset Value of the Fund.

Hawaii

Hawaii's economic base has been fairly concentrated. Tourism has continued to dominate the state's economy, accounting for an estimated 23% or more of the state's gross product as of March 1997. The tourism industry, however, has been slow to recover from the recession in the early 1990s. While the total number of tourists has grown moderately over the past two years, the effect of this growth has been lessened by a decline in the average length of stay.

During the past year, Hawaii's financial performance has deteriorated while its debt levels have risen. Already the second highest among all states in state debt, $1 billion in new state debt has been proposed for fiscal years 1998 and 1999. At the same time, a budget gap of $450 million is estimated for the 1997-1999 biennium. Hawaii's high debt levels, coupled with its deteriorating financial condition, caused S&P to downgrade the rating on $2.5 billion of the state's outstanding general obligation bonds from AA to A+ in March 1997. Nonetheless, S&P's outlook for the state, as of March 1997, was stable.

Tennessee

Tennessee's economic recovery from the recession of the early 1990s has been relatively strong. The state's economy has shown increased diversification, with growth in the services and trade sectors recently exceeding growth in the historically dominant manufacturing sector. As of April 1997, manufacturing accounted for 24% of the gross state product, while services and trade accounted for a combined 37%. The state's improved diversification should help reduce the effects on the state of an economic slowdown at the national level.

Tennessee's direct debt is relatively low at $151 on a per capita basis, as of April 1997. Despite three straight years with small operating deficits, the state's overall financial position has remained strong. At the end of fiscal 1996, general fund reserves were 2.7% of expenditures and transfers, down from 6.3% at the end of fiscal 1993. As of April 1997, ten months into fiscal 1997, the state's budget was balanced, after closing an interim $85 million budget gap with spending cuts and the use of reserves.

Washington

Washington's economic base has become more diversified and less vulnerable to cyclical downturns in its aerospace industry. During 1996, Washington's aerospace industry experienced renewed strength with Boeing Co. adding more than 10,000 new employees and further employment increases expected during 1997. This strength, together with continued growth in the state's services, trade and construction sectors, resulted in strong overall economic performance for the state during 1996.

The state's financial performance has also been strong. Revenue estimates for the 1995-1997 biennium ended June 30 show an increase of 7.1% over the prior biennium's revenues. Based on Washington's strong economic and financial performance, S&P considered the state's outlook to be positive as of January 1997.



FRANKLIN MUNICIPAL
SECURITIES TRUST
FRANKLIN ARKANSAS MUNICIPAL BOND FUND - CLASS I
FRANKLIN CALIFORNIA HIGH YIELD
 MUNICIPAL FUND - CLASS I & CLASS II
FRANKLIN HAWAII MUNICIPAL BOND FUND - CLASS I
FRANKLIN TENNESSEE MUNICIPAL BOND FUND - CLASS I
FRANKLIN WASHINGTON MUNICIPAL BOND FUND - CLASS I
STATEMENT OF ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
OCTOBER 1, 1997 SAN MATEO, CA 94403-7777 1-800/DIAL BEN


TABLE OF CONTENTS


How does the Fund Invest its Assets? ..............       2
Investment Restrictions ...........................       4
Officers and Trustees .............................       6
Investment Management
 and Other Services ...............................       10
How does the Fund Buy
 Securities for its Portfolio?.....................       11
How Do I Buy, Sell
 and Exchange Shares? .............................       12
How are Fund Shares Valued? .......................       14
Additional Information on
 Distributions and Taxes ..........................       15
The Fund's Underwriter ............................       16
How does the Fund
 Measure Performance? .............................       18
Miscellaneous Information .........................       22
Financial Statements ..............................       23
Useful Terms and Definitions ......................       23
Appendices.                                               24
 Description of Ratings ...........................       24
 State Risk Factors ...............................       26
 State Tax Treatment ..............................       28


------------------------------------------------------------------------------
When reading this SAI, you will see certain terms in capital letters. This means the term is explained under "Useful Terms and Definitions."
------------------------------------------------------------------------------


This SAI describes the five series of the Franklin Municipal Securities Trust (the "Trust"), an open-end management investment company. Each series may individually or together be referred to as the "Fund(s)."

The investment objective of each Fund, except the California High Yield Fund, is to maximize income exempt from federal income taxes and from the personal income taxes, if any, for resident shareholders of the named state to the extent consistent with prudent investing and the preservation of shareholders' capital. The California High Yield Fund's investment objective is to provide investors with a high level of income exempt from federal and California personal income taxes by investing in lower-rated and unrated municipal securities. As a secondary objective, the California High Yield Fund seeks capital appreciation to the extent possible and consistent with its principal investment objective.

The Fund seeks to achieve its objective by investing primarily in municipal securities issued by or on behalf of its respective state and that state's local governments, municipalities, authorities, agencies and political subdivisions.

The Prospectus, dated October 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT  FEDERALLY  INSURED BY THE FEDERAL  DEPOSIT  INSURANCE  CORPORATION,
  THE  FEDERAL  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

The Fund is a non-diversified series of the Trust and thus not subject to any restrictions under federal securities laws with respect to the concentration of its assets in one or relatively few issuers. The Fund, however, intends to qualify as a regulated investment company under Subchapter M of the Code. To qualify, at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash, government securities, and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the Fund's total assets may be invested in securities of one issuer, other than U.S. government securities.


DESCRIPTION OF MUNICIPAL AND OTHER SECURITIES


The Prospectus contains a general description of municipal securities. The following provides more detailed information about the various municipal and other securities in which the Fund may invest. There may be other types of municipal securities that become available that are similar to those described below and in which the Fund may also invest, if consistent with its investment objective and policies.


TAX ANTICIPATION NOTES. These are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.


REVENUE ANTICIPATION NOTES. These are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.


BOND ANTICIPATION NOTES. These are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES. These are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.


TAX-EXEMPT COMMERCIAL PAPER. This typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS. These meet longer-term capital needs and generally have maturities of more than one year when issued. They have two principal classifications: general obligation bonds and revenue bonds.

1. GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. REVENUE BONDS. Revenue bonds are not secured by the full faith, credit and taxing power of the issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS. These are bonds that pay tax-exempt interest and are, in most cases, revenue bonds. They are issued by or on behalf of public authorities to raise money for the financing of various privately operated facilities for business, manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on these bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

FLOATING OR VARIABLE RATE DEMAND NOTES ("VRDNS"). These are tax-exempt obligations with a floating or variable interest rate. They have a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally up to 30 days, before specified dates. The payment may be received either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the note. The interest rate is adjustable at intervals ranging from daily up to monthly, and is calculated to maintain the market value of the VRDN at approximately its par value upon the adjustment date.

WHEN-ISSUED TRANSACTIONS. Municipal securities are frequently issued on a "when-issued" basis. When so issued, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income on those assets. It is the Fund's intention, however, to be fully invested to the extent practicable and consistent with its investment policies. When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The Fund believes that its Net Asset Value or income will not be adversely affected by its purchase of municipal securities on a when-issued basis.

CALLABLE BONDS. Callable bonds allow the issuer to redeem the bonds before their maturity date. To protect bondholders, however, callable bonds may be issued with provisions that prevent them from being called for a period of time, typically five to ten years from the date of issue. During times of generally declining interest rates, if the call protection on a callable bond expires, there is an increased likelihood that the bond may be called by the issuer. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of the Fund's callable bonds may have an impact on the Fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the Fund believes it has reduced the risk of an adverse impact on its Net Asset Value based on calls of callable bonds. In light of the Fund's pricing policies and because the Fund follows certain amortization procedures required by the IRS, the Fund is not expected to suffer any material adverse impact related to the value at which the Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding these policies, however, the reinvestment of the proceeds of any called bond may be in bonds that pay a lower rate of return than the called bonds and, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated.

ESCROW-SECURED OR DEFEASED BONDS. These are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue that is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer uses the proceeds of a new bond issue to buy high grade, interest bearing debt securities that are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Moody's, S&P or Fitch.

STRIPPED MUNICIPAL SECURITIES. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on the municipal securities.

ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not obtain any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

The Fund's investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. In order to generate cash to satisfy distribution requirements, the Fund may be required to sell portfolio securities that it otherwise may have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

CONVERTIBLE AND STEP COUPON BONDS. The Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

MUNICIPAL LEASE OBLIGATIONS. The Fund may invest in municipal lease obligations, including certificates of participation. The Board reviews municipal lease obligations held in the Fund's portfolio to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of comparable quality to the ratings required for the Fund to invest, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

U.S. GOVERNMENT OBLIGATIONS. These may include all types of U.S. government securities including: (1) obligations issued by the U.S. Treasury, such as Treasury bills, notes and bonds; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as the Government National Mortgage Association, the Export-Import Bank and the Farmers Home Administration. Some of the Fund's investments may include obligations backed by the full faith and credit of the U.S. government. In the case of U.S. government obligations that are not backed by the full faith and credit of the U.S. government, such as obligations of the Federal National Mortgage Association or a Federal Home Loan Bank, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself if the agency or instrumentality does not meet its commitments.

COMMERCIAL PAPER. This refers to promissory notes issued by corporations in order to finance their short-term credit needs.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.


INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowing (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.


 3. Make loans, except by engaging in repurchase transactions and except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude a Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.


 4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that, in the case of the Arkansas and Tennessee Funds, all or substantially all of the assets of either Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.


 5. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, in the case of the Arkansas and Tennessee Funds, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund, or except as permitted under investment restriction Number 9 regarding the purchase of shares of money market funds managed by Advisers or its affiliates.


 6. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 7. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of obligations with puts attached in accordance with its investment policies.

 8. Invest in companies for the purpose of exercising control or management, except that, in the case of the Arkansas and Tennessee Funds, to the extent this restriction is applicable, all or substantially all of the assets of either Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

 9. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, provided that, in the case of the Arkansas and Tennessee Funds, all or substantially all of the assets of either Fund may be invested in another registered investment company having the same investment objective and policies as the Fund. To the extent permitted by exemptions which may be granted under the 1940 Act, each Fund may invest in shares of one or more money market funds managed by Advisers or its affiliates.

10. Invest more than 25% of its assets in securities of any industry, except that, in the case of the Arkansas and Tennessee Funds, to the extent this restriction is applicable, all or substantially all of the assets of either Fund may be invested in another registered investment company having the same investment objective and policies as the Fund. For purposes of this limitation, municipal securities and U.S. government obligations are not considered to be part of any industry.

Municipal securities issued to finance non-governmental business activities are generally not deemed to be exempt from taxation under federal law. As such, these securities, if purchased by the Fund, will be subject to the prohibition in investment restriction number 10 against concentrating in an industry.

In addition, as a non-fundamental policy, the Fund may not invest in real estate limited partnerships.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                       POSITIONS AND PRINCIPAL           OCCUPATION
NAME, AGE AND          OFFICES WITH THE           DURING THE PAST FIVE YEARS
ADDRESS                     TRUST


Frank H. Abbott, III (76)        Trustee
1045 Sansome Street
San Francisco, CA 94111

President and Director, Abbott
Corporation (an investment
company); and director or
trustee, as the case may be,
of 28 of the investment
companies in the Franklin
Templeton Group of Funds.

Harris J. Ashton (65)            Trustee
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

President, Chief Executive
Officer and Chairman of the
Board, General Host
Corporation (nursery and craft
centers); Director, RBC
Holdings, Inc. (a bank holding
company) and Bar-S Foods (a
meat packing company); and
director or trustee, as the
case may be, of 52 of the
investment companies in the
Franklin Templeton Group of
Funds.

*Harmon E. Burns (52)            Vice President
777 Mariners Island Blvd.        and Trustee
San Mateo, CA 94404

Executive Vice President,
Secretary and Director,
Franklin Resources, Inc.;
Executive Vice President and
Director, Franklin Templeton
Distributors, Inc. and
Franklin Templeton Services,
Inc.; Executive Vice
President, Franklin Advisers,
Inc.; Director,
Franklin/Templeton Investor
Services, Inc.; and officer
and/or director or trustee, as
the case may be, of most of
the other subsidiaries of
Franklin Resources, Inc. and
of 57 of the investment
companies in the Franklin
Templeton Group of Funds.

S. Joseph Fortunato (65)           Trustee
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Member of the law firm of
Pitney, Hardin, Kipp & Szuch;
Director, General Host
Corporation (nursery and craft
centers); and director or
trustee, as the case may be,
of 54 of the investment
companies in the Franklin
Templeton Group of Funds.

David W. Garbellano (82)           Trustee
111 New Montgomery St., #402
San Francisco, CA 94105

Private investor; Assistant
Secretary/Treasurer and
Director, Berkeley Science
Corporation (a venture capital
company); and director or
trustee, as the case may be,
of 27 of the investment
companies in the Franklin
Templeton Group of Funds.

*Charles B. Johnson (64)          Chairman
777 Mariners Island Blvd.         of the Board
San Mateo, CA 94404               and Trustee

President, Chief Executive
Officer and Director, Franklin
Resources, Inc.; Chairman of
the Board and Director,
Franklin Advisers, Inc.,
Franklin Advisory Services,
Inc., Franklin Investment
Advisory Services, Inc. and
Franklin Templeton
Distributors, Inc.; Director,
Franklin/Templeton Investor
Services, Inc., Franklin
Templeton Services, Inc. and
General Host Corporation
(nursery and craft centers);
and officer and/or director or
trustee, as the case may be,
of most of the other
subsidiaries of Franklin
Resources, Inc. and of 53 of
the investment companies in
the Franklin Templeton Group
of Funds.

*Rupert H. Johnson, Jr. (57)     President
777 Mariners Island Blvd.        and Trustee
San Mateo, CA 94404

Executive Vice President and Director, Franklin
Resources, Inc. and Franklin Templeton
Distributors, Inc.; President and Director,
Franklin Advisers, Inc.; Senior Vice President and
Director, Franklin Advisory Services, Inc. and
Franklin Investment Advisory Services, Inc.;
Director, Franklin/Templeton Investor Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton
Group of Funds.

Frank W.T. LaHaye (68)         Trustee
20833 Stevens Creek Blvd.,
Suite 102
Cupertino, CA 95014

General Partner, Peregrine
Associates and Miller &
LaHaye, which are General
Partners of Peregrine Ventures
and Peregrine Ventures II
(venture capital firms);
Chairman of the Board and
Director, Quarterdeck
Corporation (software firm);
Director, Fischer Imaging
Corporation (medical imaging
systems) and Digital
Transmission Systems, Inc.
(wireless communications); and
director or trustee, as the
case may be, of 26 of the
investment companies in the
Franklin Templeton Group of
Funds.

Gordon S. Macklin (69)          Trustee
8212 Burning Tree Road
Bethesda, MD 20817

Chairman, White River
Corporation (financial
services); Director, Fund
American Enterprises Holdings,
Inc., MCI Communications
Corporation, CCC Information
Services Group, Inc.
(information services),
MedImmune, Inc.
(biotechnology), Shoppers
Express (home shopping), and
Spacehab, Inc. (aerospace
services); and director or
trustee, as the case may be,
of 49 of the investment
companies in the Franklin
Templeton Group of Funds;
formerly Chairman, Hambrecht
and Quist Group, Director, H &
Q Healthcare Investors, and
President, National
Association of Securities
Dealers, Inc.

Hayato Tanaka (80)                    Trustee
277 Haihai Street
Hilo, HI 96720

Retired, former owner of The
Jewel Box Orchids; and trustee
of two of the investment
companies in the Franklin
Templeton Group of Funds.

Martin L. Flanagan (37)               Vice President
777 Mariners Island Blvd.             and Chief
San Mateo, CA 94404                   Financial Officer

Senior Vice President, Chief
Financial Officer and
Treasurer, Franklin Resources,
Inc.; Executive Vice President
and Director, Templeton
Worldwide, Inc.; Executive
Vice President, Chief
Operating Officer and
Director, Templeton Investment
Counsel, Inc.; Senior Vice
President and Treasurer,
Franklin Advisers, Inc.;
Treasurer, Franklin Advisory
Services, Inc.; Treasurer and
Chief Financial Officer,
Franklin Investment Advisory
Services, Inc.; President,
Franklin Templeton Services,
Inc.; Senior Vice President,
Franklin/Templeton Investor
Services, Inc.; and officer
and/or director or trustee, as
the case may be, of 57 of the
investment companies in the
Franklin Templeton Group of
Funds.

Deborah R. Gatzek (48)               Vice President
777 Mariners Island Blvd.            and Secretary
San Mateo, CA 94404

Senior Vice President and
General Counsel, Franklin
Resources, Inc.; Senior Vice
President, Franklin Templeton
Services, Inc. and Franklin
Templeton Distributors, Inc.;
Vice President, Franklin
Advisers, Inc. and Franklin
Advisory Services, Inc.; Vice
President, Chief Legal Officer
and Chief Operating Officer,
Franklin Investment Advisory
Services, Inc.; and officer of
57 of the investment companies
in the Franklin Templeton
Group of Funds.

Charles E. Johnson (41)             Vice President
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Senior Vice President and
Director, Franklin Resources,
Inc.; Senior Vice President,
Franklin Templeton
Distributors, Inc.; President
and Director, Templeton
Worldwide, Inc.; President,
Chief Executive Officer, Chief
Investment Officer and
Director, Franklin
Institutional Services
Corporation; Chairman and
Director, Templeton Investment
Counsel, Inc.; Vice President,
Franklin Advisers, Inc.;
officer and/or director of
some of the subsidiaries of
Franklin Resources, Inc.; and
officer and/or director or
trustee, as the case may be,
of 36 of the investment
companies in the Franklin
Templeton Group of Funds.

Thomas J. Kenny (34)               Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President,
Franklin Advisers, Inc.; and
officer of eight of the
investment companies in the
Franklin Templeton Group of
Funds.

Diomedes Loo-Tam (58)             Treasurer and
777 Mariners Island Blvd.         Principal
San Mateo, CA 94404               Accounting
                                  Officer

Senior Vice President,
Franklin Templeton Services,
Inc.; and officer of 34 of the
investment companies in the
Franklin Templeton Group of
Funds


Edward V. McVey (60)              Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President and
National Sales Manager,
Franklin Templeton
Distributors, Inc.; and
officer of 29 of the
investment companies in the
Franklin Templeton Group of
Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are not currently paid fees by the Fund. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by other funds in the Franklin Templeton Group of Funds.

                                                             NUMBER OF
                                                            BOARDS IN THE
                                            TOTAL FEES    FRANKLIN TEMPLETON
                                        RECEIVED FROM THE  GROUP OF FUNDS
                                       FRANKLIN TEMPLETON     ON WHICH
    NAME                                 GROUP OF FUNDS*   EACH SERVES**

  Frank H. Abbott, III.................      $165,236            28
  Harris J. Ashton.....................       343,591            52
  S. Joseph Fortunato..................       360,411            54
  David W. Garbellano..................       148,916            27
  Frank W.T. LaHaye....................       139,233            26
  Gordon S. Macklin....................       335,541            49
  Hayato Tanaka........................           400             2

*For the calendar year ended December 31, 1996.
**We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 169 U.S. based funds or series.


Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


As of September 2, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 48,290 shares of the California High Yield Fund - Class I, or less than 1% of the total outstanding shares of each Fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

MANAGEMENT FEES. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 0.625 of 1% of the value of net assets up to and including $100 million; 0.50 of 1% of the value of net assets over $100 million up to and including $250 million; and 0.45 of 1% of the value of net assets in excess of $250 million. The fee is calculated daily. Each class of the California High Yield Fund pays its proportionate share of the management fee.

For the periods shown, Advisers had agreed in advance to waive or limit its management fees and to make certain payments to reduce expenses. The table below shows the management fees before any advance waiver and the management fees paid by the Fund for the fiscal years ended May 31, 1997, 1996 and 1995.

                        MANAGEMENT   MANAGEMENT
                        FEES BEFORE   FEES PAID
                      ADVANCE WAIVER

1997
Arkansas Fund.........   $ 64,438         $ 0
California
 High Yield Fund......    985,277     277,913
Hawaii Fund...........    245,890      72,298
Tennessee Fund........    120,438      36,264
Washington Fund.......     49,976           0

1996
Arkansas Fund.........  $  37,533         $ 0
California
 High Yield Fund......    473,616     125,182
Hawaii Fund...........    240,276      52,175
Tennessee Fund........     58,834       3,936
Washington Fund.......     38,934           0

1995
Arkansas Fund.........   $ 18,634         $ 0
California
 High Yield Fund......    256,329           0
Hawaii Fund...........    175,686           0
Tennessee Fund........     22,569           0
Washington Fund.......     29,848           0

MANAGEMENT AGREEMENT. The management agreement is in effect until March 31, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 30 days' written notice to Advisers, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended May 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended May 31, 1997.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?


Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy bonds in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal years ended May 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

As of May 31, 1997, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?


ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.


Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.


When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:


                                   SALES
SIZE OF PURCHASE - U.S. DOLLARS    CHARGE
Under $30,000 .......................3%
$30,000 but less than $100,000 ......2%
$100,000 but less than $400,000 .....1%
$400,000 or more ....................0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.


ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.


If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.


Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:


1. INCOME DIVIDENDS. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made once each year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may adjust the timing of these distributions for operational or other reasons.


TAXES


As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Fund intends, as a matter of policy, to declare and pay these dividends, if any, in December to avoid the imposition of this tax, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders subject to taxation, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount realized from the transaction, subject to the rules described below. If you hold your shares as a capital asset, gain or loss realized will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you from your investment in the Fund and will be disallowed to the extent of exempt-interest dividends paid to you with respect to such shares.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group of Funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities and commercial paper do not generally qualify for tax-free treatment. Investments in state and municipal obligations of other states also generally do not qualify for tax-free treatment. To the extent that such investments are made, the Fund will provide you with the percentage of any dividends paid that may qualify for such tax-free treatment at the end of each calendar year. You should consult with your own tax advisor with respect to the application of your state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from the Fund. For more information, please see "Appendices State Tax Treatment."

If you are defined in the Code as a "substantial user" (or related person) of facilities financed by private activity bonds, you should consult with your tax advisor before buying shares of the Fund.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of the Fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended May 31, 1997, 1996 and 1995.

                                       AMOUNT
                                     RECEIVED IN
                                     CONNECTION
                TOTAL COM-  AMOUNT WITH REDEMP-
                 MISSIONS RETAINED BYTIONS OR
                 RECEIVED DISTRIBUTORSREPURCHASES
1997
Arkansas

 Fund           $ 152,497   $ 9,435       $ 0
California
 High Yield
 Fund           2,605,176   168,170     6,433
Hawaii
 Fund             156,317    10,181         0
Tennessee
 Fund             360,982    23,861         0
Washington
 Fund              36,038     2,390         0

1996
Arkansas
 Fund           $  132,475$   8,788       $ 0
California
 High Yield
 Fund            2,162,896  143,678         0
Hawaii
 Fund              191,062   11,951         0
Tennessee
 Fund              257,628   17,387         0
Washington
 Fund               63,035    4,267         0
1995
Arkansas
 Fund            $  62,191$   2,536        --
California
 High Yield
 Fund              475,044   34,733        --
Hawaii
 Fund              185,598   12,861        --
Tennessee
 Fund               98,793    4,642        --
Washington
 Fund               34,183    2,172        --

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each Fund or class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.


THE RULE 12B-1 PLANS


The Arkansas, Hawaii, Tennessee and Washington Funds and each class of the California High Yield Fund have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

ARKANSAS, TENNESSEE AND WASHINGTON PLANS. Under their plans, the Arkansas, Tennessee and Washington Funds may each pay up to a maximum of 0.15% per year of their average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of their shares.

HAWAII PLAN. Under its plan, the Hawaii Fund may pay up to a maximum of 0.10% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.

THE CLASS I PLAN - California High Yield Fund. Under the Class I plan, the California High Yield Fund may pay up to a maximum of 0.15% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares, although the Fund is currently only reimbursing up to 0.10%.

THE CLASS II PLAN - California High Yield Fund. Under the Class II plan, the California High Yield Fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

ALL PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

The plans for the Arkansas, Hawaii, Tennessee and Washington Funds and Class I of the California High Yield Fund do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.


Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the Fund or class. The plans for the Hawaii and Washington Funds and Class I of the California High Yield Fund may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the Fund or class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.


Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended May 31, 1997, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans and the amounts the Fund paid Distributors under the plans were as follows:

                         DISTRIBUTORS' AMOUNT
                           ELIGIBLE    PAID BY
                           EXPENSES     FUND
Arkansas Fund              $ 26,338  $  7,145
California High Yield
 Fund - Class I             426,834   142,014
California High Yield
 Fund - Class II            119,995    35,012
Hawaii Fund                  65,980    35,619
Tennessee Fund               29,363    14,560
Washington Fund              30,623     5,055


HOW DOES THE FUND


MEASURE PERFORMANCE

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect. The average annual total return for the indicated periods ended May 31, 1997, was as follows:

                                          AVERAGE AMOUNT TOTAL RETURN
                                       INCEPTION  ONE-     FIVE-    FROM
                                         DATE     YEAR     YEAR   INCEPTION
Arkansas Fund                          05/10/94   4.31%      --%    5.45%
California High Yield Fund - Class I   05/03/93   4.95      --      5.47
California High Yield Fund - Class II  05/01/96   7.01      --      6.85
Hawaii Fund                            02/26/92   3.62    6.22      6.38
Tennessee Fund                         05/10/94   4.34      --      6.13
Washington Fund                        05/03/93   4.46      --      4.71

These figures were calculated according to the SEC formula:
                             P(1+T)n = ERV
where:
P =      a hypothetical initial payment of $1,000
T =      average annual total return
n =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for the indicated periods ended May 31, 1997, was as follows:

                                               CUMULATIVE TOTAL RETURN
                                          INCEPTION  ONE-    FIVE-     FROM
                                            DATE     YEAR    YEAR    INCEPTION
Arkansas Fund                             05/10/94   4.31%      --%   17.61%
California High Yield Fund - Class I      05/03/93  4.95       --     24.24
California High Yield Fund - Class II     05/01/96  7.01       --      7.42
Hawaii Fund                               02/26/92  3.62    35.23     38.43
Tennessee Fund                            05/10/94  4.34       --     19.95
Washington Fund                           05/03/93  4.46       --     20.65


YIELD


CURRENT YIELD. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the 30-day period ended May 31, 1997, was as follows:

                                                                YIELD
                                                         CLASS I     CLASS II
Arkansas Fund                                             5.41%        --%
California High Yield Fund                                5.93          5.58
Hawaii Fund                                               5.29         --
Tennessee Fund                                            5.18         --
Washington Fund                                           5.48         --

These figures were obtained using the following SEC formula:
          Yield = 2 [(a-b + 1)6 - 1]
                       cd
where:

a =    interest earned during the period
b =    expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =    the maximum Offering Price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD. The Fund may also quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the Fund or class. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yield for the 30-day period ended May 31, 1997, was as follows:
                                    TAXABLE-
                             EQUIVALENT YIELD
                             CLASS I     CLASS II
Arkansas Fund                9.63%         --%
California
 High Yield Fund            10.82        10.19
Hawaii Fund                  9.73          --
Tennessee Fund               9.12          --
Washington Fund              9.07          --

As of May 31, 1997, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations are based was as follows:
                                     COMBINED
                                       RATE*
Arkansas                               43.83%
California                             45.22
Hawaii                                 45.64
Tennessee                              43.22
Washington                             39.60

*Based on the maximum combined state and 39.6% federal tax rate.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.


CURRENT DISTRIBUTION RATE


Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for the 30-day period ended May 31, 1997, was as follows:

                                                         CURRENT
                                                    DISTRIBUTION RATE
                                               CLASS I          CLASS II
Arkansas Fund                                      5.36% --%
California High Yield Fund             5.91        5.56
Hawaii Fund                                        5.32         --
Tennessee Fund                                     5.36         --
Washington Fund                                    .46          --

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rate for the 30-day period ended May 31, 1997, was as follows:

                                                         TAXABLE-EQUVALENT
                                                         DISTRIBUTION RATE
                                                         CLASS I CLASS II
                            Arkansas Fund                 9.54%      --%
                            California High Yield Fund   10.97     10.15
                            Hawaii Fund                   9.79       --
                            Tennessee Fund                9.44       --
                            Washington Fund               9.04       --


VOLATILITY


Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


c) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

d) Bond Buyer 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.


e) Bond Buyer 40-Bond Index - an index of municipal bond yields based upon yields of 40 revenue bonds maturing in 30 years.

f) Financial publications: The Wall Street Journal, and Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

g) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

h) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

I) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

j) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

k) Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the Los Angeles Times and the San Francisco Chronicle.

l) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact
Book.


m) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or sales material issued by the Fund may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $215 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $46 billion in municipal bond assets for over three quarters of a million investors. Franklin's municipal research department is one of the largest in the industry. According to Research and Ratings Review, Franklin, with 25 research analysts, had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1997, taxes could cost as much as $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1997). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in the Fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of September 2, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:
                                      Share       Per-
Name and Address                      Amount      centage

ARKANSAS FUND -
 CLASS I
Franklin Resources, Inc.            260,562.723    16.4%
Attn: Corporate Accounting
1147 Chess Dr.
Foster City, CA 94404
HAWAII FUND -
 CLASS I
Liu Chang &                         468,603.561    12.6%
Lucy C.H. Chang JTWROS
1525 Wilder Ave. #1108
Honolulu, HI 96822-4687

Dain Bosworth, Inc. FBO             216,854.673    5.6%
Robert S. Russell, Jr.
P.O. Box 1065
Kamuela, HI 96743
TENNESSEE FUND -
 CLASS I
Franklin Resources, Inc.            260,782.485    8.2%
Attn: Corporate Accounting
1147 Chess Dr.
Foster City, CA 94404
WASHINGTON FUND -
 CLASS I
Franklin Resources, Inc.            278,635.969    31.8%
Attn: Corporate Accounting
1147 Chess Dr.
Foster City, CA 94404

Genevieve Evans                     44,297.364     5.1%
3226 N. 19th
Tacoma, WA 98406-6005


From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS



The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended May 31, 1997, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended


ADVISERS - Franklin Advisers, Inc., the Fund's investment manager


BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I AND CLASS II - The California High Yield Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Arkansas, Hawaii, Tennessee and Washington Funds are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent


IRS - Internal Revenue Service

LETTER - Letter of Intent


MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.


PROSPECTUS - The prospectus for the Fund, dated October 1, 1997, as may be amended from time to time


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission


SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDICES



DESCRIPTION OF RATINGS


MUNICIPAL BOND RATINGS


MOODY'S


AAA: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Municipal bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA: Municipal bonds rated Ba are judged to have predominantly speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Municipal bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Municipal bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.


FITCH


AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.


AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD AND D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.


Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.


MUNICIPAL NOTE RATINGS


MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:


MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.


COMMERCIAL PAPER RATINGS


MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.


FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


STATE RISK FACTORS

The following information is provided in light of the Fund's policy of investing primarily in municipal securities issued by or on behalf of its respective state and that state's local governments, municipalities, authorities, agencies and political subdivisions. It is not a complete analysis of every material fact that may affect the ability of issuers of municipal securities in the Fund's respective state to meet their debt obligations or the economic or political conditions within the state. It is based on information available to the Fund as of the date of this SAI and on historically reliable sources, including periodic publications by national rating services, but it has not been independently verified by the Fund.

ARKANSAS

Before the national recession in 1982, Arkansas' economy was very cyclical with significantly higher unemployment rates. Since that time, however, the state has reduced the cyclical nature of its economy through increased diversification. During the last national recession in the early 1990s, none of the state's major employment sectors experienced consistent declines. In 1996, unemployment was 5%, below the national average of 5.6%. Unemployment in the state has remained below 7% since early 1993 and is expected to remain relatively low in the near term.

Overall, Arkansas has experienced steady growth in recent years. The construction industry has been the state's most rapidly growing sector due to the state's population growth and accompanying housing starts. Despite layoffs in defense-related manufacturing, growth in manufacturing generally has been higher than at the national level. Much of Arkansas' manufacturing growth can be attributed to the state's strong food processing industry, as well as the state's status as a low-cost manufacturing center with adequate natural resources. Various laws enacted by the state have resulted in historically conservative financial operations. For example, by law (1) state expenditures cannot exceed revenues in any fiscal year, (2) voters must approve all general obligation debt, and (3) restrictions are placed on the amount of debt that may be issued during any fiscal biennium. Under the state's current budget system, expenditures cannot be authorized until ample revenues have been collected. The state's main sources of revenue have been sales and use, individual income, and corporate income taxes, all of which have grown steadily over the last few years. On the expenditure side, the proposed 1998-1999 budget calls for reduced spending for health care with increases in spending for Medicaid, corrections and public schools. In February 1996, a proposed issuance of $3.5 billion of general obligation bonds for road improvements was rejected by voters. A continued lack of spending for infrastructure improvements could hamper future growth and business development within the state.

CALIFORNIA

Like many other states, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the state. Between 1990 and 1993, the state's employment dropped 2.8% on an annualized basis and real per capita income declined by 4%. Almost half of the state's job losses resulted from military cutbacks and close to 40% were caused by a downturn in the construction industry. Downsizing in the state's aerospace industry, excess office space capacity, and slow growth in California's significant export market also contributed to the state's recession.

Since mid-1993, California's economic recovery has been fueled by growth in the export, entertainment, tourism and computer services sectors. The state's diverse employment base recently reached pre-recession levels with manufacturing accounting for 14.4% of employment, trade 23.6%, services 30% and government 16.9%, based on 1995 figures. Despite its strong employment growth, California's unemployment rate has remained above the national average and wages, although still above national levels, have declined with the loss of high paying aerospace jobs.

During the period from 1990 to 1994, California experienced large budget deficits due to its economic recession, as well as unrealistic budget assumptions. School expenditures totaling $1.8 billion were recorded as "loan assets" on the state's books to be repaid over eight years. When adjusted to account for these loans, California's deficit balance was 10.7% of expenditures in 1992.

During fiscal 1996, California's revenues were higher than expected due to the strength of the state's growing economy. As a result, California ended fiscal 1996 with an accumulated surplus of $219 million. This amount falls to a negative $1.4 billion, however, when adjusted to account for the remaining school "loans." After this adjustment, California's deficit balance was 3.1% of expenditures. Although California's debt levels have grown in recent years, they have remained relatively moderate. During fiscal 1996, debt service accounted for 5.6% of general fund expenditures.

The fiscal 1997 budget included increases for education and extended welfare cuts, and assumed approximately $216 million in additional federal aid for illegal immigrants. As of March 1997, the state's assumptions for additional federal budget support do not appear to have been realistic. An operating deficit of $38 million has been estimated for fiscal 1997, as of March 1997, before making adjustments for the school loans. Overall, however, the outlook for California is considered stable. HAWAII

Between 1992 and 1996, Hawaii lost approximately 16,000 jobs, mainly in its construction, manufacturing, and transportation and public utility sectors. Modest economic performance and weak personal income growth have strained the state's revenues and have resulted in a deteriorating financial position. For the 1997-1999 biennium, the state estimates a budget gap of $450 million, with an estimated $89 million operating deficit for 1997. To address deficits in prior fiscal years, the state has already implemented cuts of up to 17% in general government departments. Additional reductions have been proposed to reduce the 1997 deficit to around $47 million.

Hawaii's high debt levels, second only to those of Alaska as of March 1997, have not helped the state's financial position. In fiscal 1998, debt servicing is expected to absorb approximately 12% of the state's general resources. The state's financial position may also be further weakened as a result of pending litigation over the allocation of revenues from ceded lands, with the state's potential liability estimated at $178 million.

TENNESSEE

While Tennessee's overall financial performance has been relatively strong, its financial position has weakened in recent years. The state's operations depend heavily on sales and use taxes, which account for approximately 57% of all tax revenues. In fiscal 1995, sales and use taxes grew by 13% on the strength of the state's economic growth. In 1996, with slower economic growth, growth in sales and use taxes slowed to 9%.

During fiscal 1997, Tennessee experienced a budget shortfall of $85 million as a result of expenditures outpacing estimated revenues. The state closed this gap through various measures, including transferring $42 million from reserves in its debt service fund; using $5.6 million of reserves from other funds; and lowering appropriations by $37.5 million, with $20 million coming from reductions in spending for higher education. The fiscal 1998 budget currently estimates flat revenue growth and reduced expenditures.

WASHINGTON

During 1996, Washington's economy was relatively strong, its financial performance sound, and its debt burden moderate. At the beginning of 1997, estimates for the state's total employment growth were at 3% a year through 1999. This would represent an increase of 1.8% from 1995 levels. Due to its strong job growth, Washington's unemployment rate of 6% in 1996 was its lowest rate since 1990.

At the beginning of the 1995-1997 biennium, the state's general fund balance was a positive $549 million. In November 1996, Washington revised its revenue estimates upward to a total of $17.65 billion for the 1995-1997 biennium, an increase of 7.1% over the prior biennium. With this increase, the June 30, 1997 ending general fund balance was estimated to increase to approximately $624 million. The state's strong revenue performance is expected to continue for several years, as long as the national economy and the state's aerospace industry remain strong.

In November 1993, voters approved Initiative 601. This initiative limits state spending increases to the average of the rate of inflation and population growth over the previous three years. It was first implemented with the 1995-1997 biennium. Although 7.8% above 1993-1995 levels, the state's budgeted general fund expenditures of $17.58 billion for the 1995-1997 biennium were within Initiative 601's limit of $17.9 billion.

STATE TAX TREATMENT


The following information on the income tax treatment of dividends from the Fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

ARKANSAS

According to a ruling received by the Arkansas Fund from the Arkansas Department of Revenue and Finance dated January 25, 1994, distributions from the Arkansas Fund that are attributable to (i) interest from obligations of the state of Arkansas or its political subdivisions, or (ii) interest derived from obligations of the U.S. government or its territories or possessions will not be taxable to shareholders for purposes of the Arkansas personal income tax. Any other distributions from the Arkansas Fund will be subject to the Arkansas personal income tax. In addition, the Arkansas Fund has also received a ruling indicating that distributions from long-term capital gains that are designated as capital gain dividends will be treated as long-term capital gains in the hands of shareholders of the Fund that are subject to the Arkansas personal income tax.

CALIFORNIA

By meeting certain requirements of the Code and California personal income tax law, the Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax for you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of California or its political subdivisions, from interest on direct obligations of the federal government, or from interest on U.S. territorial obligations, including Puerto Rico, the U.S. Virgin Islands or Guam, they will also be exempt from California personal income tax.

Dividends paid by the Fund from interest on obligations exempt from tax in California will generally be fully taxable to corporate shareholders who are subject to California's corporate franchise tax.

HAWAII

To the extent that exempt-interest dividends paid by the Hawaii Fund are derived from interest on (i) obligations of Hawaii or its political subdivisions, (ii) direct obligations of the U.S. government, or (iii) obligations of Puerto Rico, the U.S. Virgin Islands, Guam or the District of Columbia, they will be exempt from personal income tax in Hawaii.

TENNESSEE

As long as the Tennessee Fund qualifies as a regulated investment company under the Code, distributions from the Tennessee Fund will not be subject to the Tennessee stock and bond income tax, also known as the Hall Income Tax, to the extent that such distributions are attributable to interest on (i) bonds or securities of the U.S. government, its agencies or instrumentalities, or (ii) bonds of the state of Tennessee or any of its counties, municipalities, or political subdivisions, including any of its agencies, boards, authorities or commissions. Other distributions from the Tennessee Fund, including dividends attributable to obligations of issuers in states other than Tennessee and capital gain distributions, will be fully taxable for purposes of the Tennessee stock and bond income tax.

WASHINGTON

As of the date of this SAI, Washington does not impose a state income tax.




                       FRANKLIN MUNICIPAL SECURITIES TRUST
                          File Nos. 33-44132 & 811-6481


                                    FORM N-1A
                                     PART C
                                OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders, dated May 31, 1997 as filed with the SEC on Form Type N-30D on July 31, 1997.

            (i)    Report of Independent Auditors.

            (ii) Statements of Investments in Securities and Net Assets - May 31, 1997.

            (iii)  Statements of Assets and Liabilities - May 31,
                   1997.

            (iv)   Statements of Operations - for the year ended May
                   31, 1997.

            (v) Statements of Changes in Net Assets for the years ended May 31, 1997 and May 31, 1996.

            (vi)   Notes to Financial Statements

      (b)  Exhibits:

      The following exhibits, are incorporated by reference herewith, except exhibits 5(iii), 11(i), 27(i), 27(ii), 27(iii), 27(iv), 27(v) and 27(vi),
      which are attached.

      (1) copies of the charter as now in effect;

            (i)   Agreement and Declaration of Trust dated December 10, 1991
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

            (ii)  Certificate of Trust dated December 10, 1991
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

           (iii) Certificate of Amendment to Certificate of Trust dated May 14, 1992
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws of the Franklin Municipal Securities Trust
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

            (ii)  Amendment to the By-Laws dated April 19, 1994
                  Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                  File No. 33-44132
                  Filing Date: February 28, 1996

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

              (i) Management Agreement between Registrant and Franklin
                  Advisers, Inc., dated February 26, 1992
                  Filing: Post-Effective Amendment No. 7 to
                  Registration Statement of Registrant on Form N-1A File No. 33-44132
                  Filing Date: July 31, 1995

            (ii)  Amendment to Management Agreement between
                  Registrant and Franklin Advisers, Inc., dated
                  August 1, 1995
                  Filing: Post-Effective Amendment No. 8 to
                  Registration Statement on Form N-1A
                  File No. 33-44132
                  Filing Date: February 28, 1996

       (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated April 23, 1995
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers
                  Registrant: Franklin Tax-Free Trust
                  Filing: Post-Effective Amendment No. 22 to Registration on Form N-1A
                  File No. 2-94222
                  Filing Date: March 14, 1996

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)   copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of renumeration;

           (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                  File No. 33-44132
                  Filing Date: February 28, 1996

           (ii) Terminal Link Agreement between Registrant and The Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 8 to Registration Statement on Form N-1A
                  File No. 33-44132
                  Filing Date: February 28, 1996

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            Not Applicable

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

            (i)   Consent of Independent Auditors dated September 23, 1997.

      (12)  all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, advisor, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)   Letter of Understanding dated February 11, 1992 and March 6,
                  1992
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            Not Applicable

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Amended and Restated Distribution Plan dated July 1, 1993 for Franklin Washington Municipal Bond Fund
                  Filing: Post-Effective Amendment No. 2 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: March 3, 1993

            (ii) Amended and Restated Distribution Plan dated July 1, 1993 for Franklin Hawaii Municipal Bond Fund
                  Filing: Post-Effective Amendment No. 3 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: April 30, 1993

            (iii) Amended and Restated Distribution Plan dated July 1, 1993 for Franklin California High Yield Municipal Fund
                  Filing: Post-Effective Amendment No. 3 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: April 30, 1993

            (iv) Amended and Restated Distribution Plan dated May 10, 1994 for Franklin Arkansas Municipal Bond Fund and Franklin Tennessee Municipal Bond Fund
                  Filing: Post-Effective Amendment No. 5 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: March 11, 1994

            (v) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin California High Yield Municipal Fund dated March 22, 1996
                  Filing: Post-Effective Amendment No. 10 to
                  Registratement Statement of Registrant on Form
                  N-1A
                  File No. 33-44132
                  Filing Date: September 27, 1996

      (16) schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

            (i)   Schedule for Computation of Performance Quotation
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

      (17) Power of Attorney

            (i)   Power of Attorney dated March 15, 1995
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

            (ii)  Certificate of Secretary dated March 15, 1995
                  Filing: Post-Effective Amendment No. 7 to Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date: July 31, 1995

      (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act.

            (i) Multiclass Plan on behalf of Franklin California High Yield Municipal Fund dated March 21, 1996
                  Filing: Post-Effective Amendment No. 10 to
                  Registration Statement of Registrant on Form N-1A
                  File No. 33-44132
                  Filing Date:  September 27, 1996

      (27) Financial Data Schedule Computation

            (i)   Financial Data Schedule for Franklin Hawaii Municipal Bond
                  Fund

            (ii) Financial Data Schedule for Franklin California High Yield Municipal Fund - Class I

            (iii) Financial Data Schedule for Franklin California High Yield
                  Municipal Fund - Class II

            (iv) Financial Data Schedule for Franklin Washington Municipal Bond Fund

            (v)   Financial Data Schedule for Franklin Arkansas Municipal
                  Bond Fund

            (vi) Financial Data Schedule for Franklin Tennessee Municipal Bond Fund

ITEM 25  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

  As of June 30, 1997 the number of record holders of each class of securities of the Registrant were as follows:

                                              Number of Record holders
TITLE OF CLASS                                   CLASS I         CLASS II

Shares of Beneficial
Interest of Franklin Municipal
Securities Trust

Franklin Hawaii Municipal Bond Fund             972              N/A
Franklin California High Yield Municipal Fund 3,807              312
Franklin Washington Municipal Bond Fund         170              N/A
Franklin Arkansas Municipal Bond Fund           296              N/A
Franklin Tennessee Municipal Bond Fund          490              N/A

ITEM 27  INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors or trustees for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Annuity Fund
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No.
8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

   The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 31  MANAGEMENT SERVICES

   There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32 UNDERTAKINGS

   (a) The Registrant hereby undertakes to comply with the information requirements in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

  (b) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of September, 1997.


                              FRANKLIN MUNICIPAL SECURITIES TRUST

                              By:  RUPERT H. JOHNSON, JR. *
                                   Rupert H. Johnson, Jr.
                                   President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


RUPERT H. JOHNSON, JR.*                 Trustee and Principal
Rupert H. Johnson, Jr.                  Executive Officer
                                        Dated:  September 29, 1997

MARTIN L. FLANAGAN*                     Principal Financial Officer
Martin L. Flanagan                      Dated:  September 29, 1997

DIOMEDES LOO-TAM*                       Principal Accounting Officer
Diomedes Loo-Tam                        Dated:  September 29, 1997

FRANK H. ABBOTT, III*                   Trustee
Frank H. Abbott, III                    Dated:  September 29, 1997

HARRIS J. ASHTON*                       Trustee
Harris J. Ashton                        Dated:  September 29, 1997

HARMON E. BURNS*                        Trustee
Harmon E. Burns                         Dated:  September 29, 1997

S. JOSEPH FORTUNATO*                    Trustee
S. Joseph Fortunato                     Dated:  September 29, 1997

DAVID W. GARBELLANO*                    Trustee
David W. Garbellano                     Dated:  September 29, 1997

CHARLES B. JOHNSON*                    Trustee
Charles B. Johnson                      Dated:  September 29, 1997

FRANK W. T. LAHAYE*                     Trustee
Frank W. T. LaHaye                      Dated:  September 29, 1997

GORDON S. MACKLIN*                      Trustee
Gordon S. Macklin                       Dated:  September 29, 1997

HAYATO TANAKA*                          Trustee
Hayato Tanaka                           Dated:  September 29, 1997



*By/s/Larry L. Greene, Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)



                       FRANKLIN MUNICIPAL SECURITIES TRUST
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.  DESCRIPTION                              LOCATION

EX-99.B1(i)        Agreement and Declaration of Trust dated   *
                   December 10, 1991

EX-99.B1(ii)       Certificate of Trust dated December 10,    *
                   1991

EX-99.B1(iii)      Certificate of Amendment to Certificate    *
                   of Trust dated May 14, 1992

EX-99.B2(i)        By-Laws of the Franklin Municipal          *
                   Securities Trust

EX-99.B2(ii)       Amendment to the By-Laws dated April 19,   *
                   1994

EX-99.B5(i)        Management Agreement between Registrant    *
                   and Franklin Advisers, Inc., dated
                   February 26, 1996

EX-99.B5(ii)       Amendment to Management Agreement between  *
                   Registrant and Franklin Advisers, Inc.,
                   dated August 1, 1995

EX-99.B6(i)        Amended and Restated Distribution          *
                   Agreement between Registrant and
                   Franklin/Templeton Distributors, Inc.,
                   dated April 23, 1995

EX-99.B6(ii)       Form of Dealer Agreement between           *
                   Franklin/Templeton Distributors, Inc.,

EX-99.B8(i)        Master Custody Agreement between           *
                   Registrant and Bank of New York dated
                   February 16, 1996

EX-99.B8(ii)       Terminal Link Agreement between            *
                   Registrant and Bank of New York dated
                   February 16, 1996

EX-99.B11(i)       Consent of Independent Auditors            Attached

EX-99.B13(i)       Letter of Understanding dated February     *
                   11, 1992

EX-99.B15(i)       Amended and Restated Distribution Plan     *
                   dated July 1, 1993

EX-99.B15(ii)      Amended and Restated Distribution Plan     *
                   dated July 1, 1993 for Franklin Hawaii
                   Municipal Bond Fund

EX-99.B15(iii)     Amended and Restated Distribution Plan     *
                   dated July 1, 1993

EX-99.B15(iv)      Amended and Restated Distribution Plan     *
                   dated May 10, 1994

EX-99.B15(v)       Class II Distribution plan pursuant to     *
                   Rule 12b-1 on behalf of Franklin
                   California High Yield Municipal Fund

EX-99.B16(i)       Schedule for computation of performance    *
                   quotation

EX-99.B17(i)       Power of Attorney dated March 15, 1995     *

EX-99.B17(ii)      Certificate of Secretary dated March 15,   *
                   1995

EX-99.B18(i)       Multiclass Plan                            *

EX-27.B(i)         Financial Data Schedule for Franklin       Attached
                   Hawaii Municipal Bond Fund

EX-27.B(ii)        Financial Data Schedule for Franklin       Attached
                   California High Yield Municipal Fund -
                   Class I

EX-27.B(iii)       Financial Data Schedule for Franklin       Attached
                   California High Yield Municipal Fund -
                   Class II

EX-27.B(iv)        Financial Data Schedule for Franklin       Attached
                   Washington Municipal Bond Fund

EX-27.B(v)         Financial Data Schedule for Franklin       Attached
                   Tennessee Municipal Bond Fund

EX-27.B(vi)        Financial Data Schedule for Franklin       Attached
                   Arkansas Municipal Bond Fund